Exhibit 99.1

OLAPLEX, a Leading, Science-Led Prestige Hair Care Brand, to be Acquired by Henkel for $1.4 Billion

Combination pairs OLAPLEX’s premium hair care brand with Henkel’s global reach and resources

Transaction is expected to accelerate OLAPLEX’s value creation and expand access to premium,

science-led hair-health solutions for stylists and consumers

OLAPLEX stockholders to receive $2.06 per share

New York, NY – Olaplex Holdings, Inc. (“OLAPLEX” or “the Company”) (NASDAQ: OLPX), a premium hair care brand powered by science-led innovation and the professional hairstylist, today announced that it has entered into a definitive agreement to be acquired by Henkel AG & Co. KGaA (“Henkel”), a leading global manufacturer of well-known consumer and industrial brands, for $2.06 per share in a cash transaction, representing an equity value of approximately $1.4 billion. The transaction represents a premium of approximately 55% over OLAPLEX’s closing stock price on 3/25/2026 and a premium of approximately 45% over the volume weighted average price (VWAP) of OLAPLEX’s shares for the 30 trading days ended 3/25/2026.

Upon completion of the transaction, the Company will continue to operate under the OLAPLEX name and brand. OLAPLEX will no longer be listed on Nasdaq, and Advent International (“Advent”) will fully exit its investment in the Company at close.

The transaction is expected to:

•	Combine highly complementary strengths in the professional channel, where both companies have meaningful relationships with the stylist and salon community;

•	Unlock new avenues for innovation through advanced technology, expanded capabilities and accelerated product development;

•	Bring together OLAPLEX’s broad North American direct-to-consumer and specialty retail presence with Henkel’s international footprint, leading to expanded international reach; and

•	Create opportunities for innovation and growth, supported by OLAPLEX’s science-led approach and established position with consumers and Pro partners across demographics and hair needs.

Amanda Baldwin, Chief Executive Officer of OLAPLEX, said, “Today marks an exciting next chapter for OLAPLEX. From our roots in the professional community to becoming one of the most trusted science-led brands in hair treatment, our journey has always been fueled by innovation and a deep commitment to stylists and consumers. This step is a testament to the momentum we’ve achieved in our transformation and the significant opportunities ahead for OLAPLEX to continue shaping the future of hair health and pursue long-term growth. I’m incredibly proud of what our team has accomplished and look forward to accelerating our product innovation, expanding our reach and continuing to deliver results for our Pro partners and customers around the world as part of the Henkel platform.”

John P. “JP” Bilbrey, Executive Chair of the OLAPLEX Board of Directors, added, “OLAPLEX’s growth reflects the strength of its science-led approach, its brand and the dedication of its team. We are proud to have supported Amanda and the entire OLAPLEX team as they drove brand momentum, scaled innovation and advanced significant operational transformation. We look forward to the opportunities ahead under Henkel’s stewardship.”

Since 2019, OLAPLEX has been backed by Advent, which helped scale the Company from a first-of-its-kind product to a science-led brand focused on hair health, supported by meaningful investments across product innovation, brand strength and operational excellence. The Company recently undertook a multi-year transformation program, which enhanced its innovation potential, marketing capabilities and go-to-

market model and renewed engagement across stylist and consumer communities. As part of this, OLAPLEX also built out the people, processes and tools needed to drive executional excellence and efficiency on a global scale. These efforts, together with the Company’s science-led heritage and strong brand recognition, have positioned OLAPLEX well as it enters its next chapter under Henkel’s ownership.

Transaction Details

The transaction, which was approved by the OLAPLEX Board of Directors, is expected to close as soon as the second half of 2026, subject to regulatory approvals and other customary closing conditions. Advent, as holder of more than a majority of the voting power of the outstanding shares of OLAPLEX common stock, has approved the transaction by written consent. As a result, no further action by other OLAPLEX stockholders will be required to approve the transaction.

Advisors

J.P. Morgan Securities LLC is acting as financial advisor and Ropes & Gray LLP is serving as legal counsel to OLAPLEX.

About OLAPLEX

OLAPLEX is a foundational health and beauty company powered by breakthrough innovation and the professional hairstylist. Born in the lab and brought to the chair, our products are designed to enable Pros and their clients to achieve their best results and to provide consumers with a holistic healthy hair regimen. Founded in 2014, OLAPLEX revolutionized prestige hair care with its first-of-its-kind Complete Bond Technology™, which works by protecting, strengthening and relinking all three bonds during and after hair services. Since then, OLAPLEX has expanded into a full suite of hair health formulas. OLAPLEX’s award-winning products are sold globally through an omnichannel model serving the professional, specialty retail and direct-to-consumer channels.

About Advent International

Advent is a leading global private equity investor committed to working in partnership with management teams, entrepreneurs, and founders to help transform businesses. With 16 offices across five continents, we oversee more than USD $100 billion in assets under management* and have made 448 investments across 44 countries.

Since our founding in 1984, we have developed specialist market expertise across our five core sectors: business & financial services, consumer, healthcare, industrial, and technology. This approach is bolstered by our deep sub-sector knowledge, which informs every aspect of our investment strategy, from sourcing opportunities to working in partnership with management to execute value creation plans. We bring hands-on operational expertise to enhance and accelerate businesses.

As one of the largest privately-owned partnerships, our 655 colleagues leverage the full ecosystem of Advent’s global resources, including our Portfolio Support Group, insights provided by industry expert Operating Partners and Operations Advisors, as well as bespoke tools to support and guide our portfolio companies as they seek to achieve their strategic goals.

To learn more, visit our website or connect with us on LinkedIn.

*Assets under management (AUM) as of September 30, 2025. AUM includes assets attributable to Advent advisory clients as well as employee and third-party co-investment vehicles.

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Forward-Looking Statements

This press release includes forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements relate to analyses and other information that are based on beliefs, expectations, assumptions, and forecasts of future results. These forward-looking statements are identified by their use of terms and phrases, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms and phrases, including references to assumptions. Forward-looking statements include, without limitation, statements regarding the proposed transaction; the timing of and receipt of required regulatory filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; the potential benefits of the transaction, including the complementary strengths in the professional channel, ability to maximize scaled innovation, OLAPLEX’s direct-to-consumer and specialty retail presence, and opportunities for product development, geographic expansion; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay Parent a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s business during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; the timing and outcome of anticipated interactions with regulatory authorities; risks related to the Company’s business, including the Company’s dependence on the success of its business transformation plan, competition in the beauty industry, the Company’s ability to effectively maintain and promote a positive brand image, expand its brand awareness and maintain consumer confidence in the quality, safety and efficacy of its products, and the Company’s ability to anticipate and respond to market trends and changes in consumer preferences and execute on its growth strategies and expansion opportunities, including with respect to new product introductions; and the other factors identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 5, 2026 and in the other documents that the Company files with the SEC from time to time. The forward-looking statements in this communication speak only as of the date of this communication. Olaplex undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

No Offer or Solicitation

This press release is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

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Additional Information and Where to Find It

The Company will prepare and file an information statement on Schedule 14C for its stockholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company website at https://ir.olaplex.com/sec-filings.

Company stockholders are urged to read all relevant documents filed with the SEC, including the Schedule 14C, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the transaction.

Contacts

Media

For Advent:

Lauren Testa

ltesta@adventinternational.com

FGS Global

AdventInternational-US@fgsglobal.com

For OLAPLEX:

Derris

lena@derris.com

Investors

For OLAPLEX:

Michael Oriolo

Vice President, Investor Relations

michael.oriolo@olaplex.com

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